UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2015

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio	45840-3229
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of Marathon Petroleum Corporation (the “Corporation”) was held on April 29, 2015. The following are the voting results on proposals considered and voted upon at the meeting.

1.	ELECTION OF CLASS I DIRECTORS
The shareholders elected David A. Daberko, Donna A. James and James E. Rohr as Class I directors, to serve terms expiring on the date of the 2018 Annual Meeting, by the following votes:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
David A. Daberko	196,452,336	4,357,141	25,789,960
Donna A. James	198,632,100	2,177,377	25,789,960
James E. Rohr	198,356,041	2,453,436	25,789,960

2.	RATIFICATION OF INDEPENDENT AUDITOR FOR 2015
The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditor for the year ending December 31, 2015 by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
224,358,291	1,165,744	1,075,402	-

3.	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The shareholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
190,674,113	8,538,245	1,597,119	25,789,960

4.	SHAREHOLDER PROPOSAL
The shareholder proposal seeking the adoption of quantitative greenhouse gas emission reduction goals and associated reports was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
20,959,333	143,810,326	36,039,818	25,789,960

Item 8.01	Other Events.
On April 29, 2015, the Corporation issued a press release announcing that its board of directors (the "Board") declared a two-for-one stock split in the form of a stock dividend to be distributed on June 10, 2015, to shareholders of record as of the close of business May 20, 2015. The press release also announced the Board declared a cash dividend of $0.50 per share, payable on June 10, 2015, to shareholders of record as of the close of business May 20, 2015. The cash dividend will be paid on pre-split shares. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1 Press Release of Marathon Petroleum Corporation, dated April 29, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 1, 2015	By:	/s/ J. Michael Wilder
Name: J. Michael Wilder
Title: Vice President, General Counsel and Secretary